BofA FUNDS SERIES TRUST

Supplement dated February 1, 2010 to the Prospectuses dated January 1, 2010 for Daily Class,

Class A, Class B, Class C, Class Z, G-Trust Shares, Retail A Shares and Trust Class shares only, as applicable, of the Funds listed below

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Daily Cash Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

(Each a “Fund”)

For each Fund’s Prospectuses, within the section “Transaction Rules and Policies”, the sub-section “Exceptions to the Small Account Policy” is deleted and replaced in its entirety with the following, which includes the new sub-section “Small Account Policy – Broker/Dealer and Wrap Fee Accounts”:

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

Columbia Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Shareholders should retain this Supplement for future reference.

INT-47/31835-0210